UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2023

ARTEMIS STRATEGIC INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40855	86-1303512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3310 East Corona Avenue

Phoenix, Arizona 85040

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (602) 346-0329

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	ARTEU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	ARTE	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	ARTEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

As previously disclosed, on March 30, 2022, Artemis Strategic Investment Corporation, a Delaware corporation (“Artemis”), entered into an agreement and plan of reorganization, as amended on September 2, 2022 and December 14, 2022 (the “Merger Agreement”), with Komisium Limited, a private company limited by shares incorporated under the laws of Cyprus and the sole equityholder of Novibet (“Komisium”), Logflex MT Holding Limited, a limited liability company organized under the laws of Malta with company registration number C 77769 and having its registered office at 170, Pater House, Level 1 (Suite A191), Psaila Street, Birkirkara, BKR 9077, Malta and a direct, wholly-owned subsidiary of Komisium (“Novibet”), Novibet PLC, a United Kingdom public limited company, and a direct, wholly-owned subsidiary of Komisium (“PubCo”), and Novibet Merger Sub Inc., a Delaware corporation and a direct, wholly-owned subsidiary of PubCo (“Merger Sub”).

On June 2, 2023, Artemis informed Novibet, Komisium and the other parties to the Merger Agreement of its decision to terminate the Merger Agreement, with immediate effect. The termination was made pursuant to Section 11.1(b) of the Merger Agreement, which permits such termination if the transactions contemplated by the Merger Agreement have not been consummated by December 30, 2022.

In addition, pursuant to the terms of the Sponsor Support Agreement, dated as of March 30, 2022, by and among Artemis, Novibet, and Artemis Sponsor, LLC (the “Sponsor Support Agreement”), the termination of the Merger Agreement also terminated the Sponsor Support Agreement.

Artemis intends to identify another target business with which to pursue an initial business combination.

The foregoing descriptions of the Merger Agreement and Sponsor Support Agreement are not complete and are qualified in their entirety by reference to the Merger Agreement and Sponsor Support Agreement, copies of which were previously filed as Exhibit 2.1 and Exhibit 10.2, respectively, to Artemis’s Current Report on Form 8-K dated March 30, 2022.

Forward-Looking Statements

This Current Report on Form 8-K, exhibits hereto and information incorporated by reference herein, contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the proposed Business Combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while Artemis may elect to update these forward-looking statements at some point in the future, Artemis assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTEMIS STRATEGIC INVESTMENT CORPORATION

	By:	/s/ Thomas Granite
	Name:	Thomas Granite
	Title:	Chief Financial Officer
Date: June 9, 2023

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